                                                                    EXHIBIT 10.1


               *Certain portions of this exhibit have been omitted
                pursuant to a request for confidential treatment
                  which has been filed separately with the SEC.

                               (EOTT ENERGY LOGO)
                          OPERATING LIMITED PARTNERSHIP


June 20, 2003

Mr. James B. Urban, Vice-President
Koch Supply & Trading, L.P.
4111 E. 37th Street North
Wichita, Kansas 67220

Attention:  Mr. James B. Urban
            Vice President

Re:   Crude Oil Supply and Terminalling Agreement ("Agreement") dated
December 1, 1998 by and between EOTT Energy Operating Limited Partnership ("EOTT") and Koch Petroleum Group, L.P., now Koch Supply & Trading, L.P. ("KST"), EOTT Contract No. 37562

Gentlemen:

Section 2.1(d) of the referenced Agreement provides for a yearly adjustment of the Supply Volumes [*]

If this letter accurately sets forth KST's understanding of our agreement, please evidence your agreement by signing on behalf of KST in the space provided on both counterparts of this letter, then return one fully executed counterpart to EOTT by fax (713-993-5813) for its files as soon as possible. Please contact me at (713) 993-5332 if you have any questions.

Very truly yours,

/s/ Robert Sanford   mms

Robert Sanford
General Manager

Agreed to and accepted this 24 day of June, 2003.

     By:  Koch Supply & Trading, L.P.

          By: /s/ James B. Urban
             ------------------------------
          Name:   James B. Urban
               ----------------------------
          Title:  V.P.
                ---------------------------


                     PO BOX 4666, HOUSTON, TEXAS 77210-4666